
ARK
SURVIVAL EVOLVED

SNAIL INC.

A LOOK INTO OUR PAST

DECEMBER 2023

Disclaimer

This presentation is made pursuant to Section 5(d) and/or Rule 163B of the Securities Act of 1933, as amended, and is intended solely for investors that are qualified institutional buyers or certain institutional accredited investors solely for the purposes of familiarizing such investors with Snail, Inc. (including any predecessor entities, the "Company") and determining whether such investors might have an interest in a securities offering contemplated by the Company. Any such offering of securities will only be made by means of a registration statement (including a prospectus) filed with the U.S. Securities and Exchange Commission, after such registration statement becomes effective. No such registration statement has been filed, or become effective, as of the date of this communication. This communication shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

This presentation has been prepared solely for informational purposes and is to be maintained in strict confidence. Neither the information contained in this presentation, nor any further information made available by the Company or any of its affiliates or employees, directors, representatives, officers, agents or advisors, in connection with this presentation will form the basis of or be construed as a contract or any other legal obligation.

This presentation contains forward-looking statements. All statements contained in this presentation other than statements of historical fact, including statements regarding the Company's possible or assumed future results of business, financial condition, results of operations, liquidity, plans and objectives , are forward-looking statements. The words "anticipate, "believe," "could," "expect," "should," "plan," "intend," "may," "predict," "continue," "estimate" and potential," or the negative of these terms of other similar expressions, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are based on the Company's management's beliefs and assumptions and on information currently available to the Company's management. Such statements are subject to risks and uncertainties, and actual results may differ materially from those expressed or implied in the forward-looking statements due to various factors. Forward-looking statements speak only as of the date they are made, and the Company does not undertake any obligation to update them in light of new information or future developments or to release publicly any revisions to these statements in order to reflect later events or circumstances or to reflect the occurrence of unanticipated events.

Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of any information. All trademarks, service marks and trade names appearing in this presentation are the property of their respective holders.

This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles in the United States ("GAAP"), which are used by management in making operating decisions, allocating financial resources and internal planning and forecasting and for business strategy purposes, have certain limitations and should not be construed as alternatives to financial measures determined in accordance with GAAP. The non-GAAP measures as defined by the Company may not be comparable to similar non-GAAP measures presented by other companies. The Company's presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that its future results will be unaffected by other unusual or non-recurring items. A reconciliation is provided elsewhere in this presentation for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP.

Snail Games at-a-Glance

Executive Team



Jim Tsai, CEO

20+ years of leadership experience in global interactive entertainment companies



Heidy Chow, CFO

18+ years of experience in accounting at firm partner and independent board capacities



Peter Kang, COO

10+ year at Snail Games with experience in organizational operations



Hai Shi, CSO

20+ years in the gaming industry. Founded Suzhou Snail Digital Tech. and Snail Games

The Company

2009	**Culver City**	**104**
Year Founded	Headquarter	Employees

Our Games

Sandbox Survival	**88M**	**25+**
Market Leader	ARK Installs	Games

Our Financials

$74.4M	**33%**	**94%**
FY22 Revenue	Gross Margin	U.S. Revenue

Data as of September 30, 2023, unless otherwise stated

Business Segments Fuel A Virtuous Growth Cycle


Snail
Wandering Wizard
Publishing
Development
Technology
Flexi
SII
NOIZ
New Gen

Publishing | Drives capital for game development and third-party studio partnerships

- Premium game focus, across AAA and indie
- AAA titles published under Snail label, indie titles under Wandering Wizard

Development | Focuses on designing next-gen games to support publishing pipeline

- Collaborative partnerships with premier game development studios
- Independent operations maintain creative culture

Technology | Delivers next-gen interactive entertainment to our global audience

- Integration of next-gen technology to deliver high-quality entertainment
- Incorporation of leading third-party and proprietary technology

Key Financial Highlights

1

Track record of revenue growth and strong gamer engagement

2

High quality revenue mix focused on Digital Distribution

3

Lean operating structure with a focus on efficiency

Track Record of Consistent Revenue Generation

Annual Revenue
($, in millions)


$86.3
$124.9
$106.7
$74.5
$31.8
2019
2020
2021
2022
2023 YTD
Potential COVID Impact

Quarterly Revenue
($, in millions)

ARK: Survival Ascended Released in Q4 2023


OUTLAWS OF THE OLD WEST
Mar 2019
Mar 2020
Jun 2021
WEST HUNT
Aug 2022
$24.0
$21.6
$20.8
$19.9
$36.0
$39.3
$23.3
$26.3
$27.6
$31.2
$24.4
$23.5
$28.1
$15.5
$15.6
$15.3
$12.9
$9.9
$9.0
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023

Growth Driven by Pipeline of New Releases

Annual Units Sold
(in thousands, thru September 2023)



36,658
25,962
18M installs Epic's "Free Week"
31M installs Steam and Epic's "Free Week" and PlayStation's PS Plus
4,046
5,393
4,162
4,113
8,262
7,041
5,835
3,903
2016
2017
2018
2019
2020
2021
2022
YTD 2023

Quarterly Units Sold
(in thousands, thru September 2023)



3,000
2,500
2,000
1,500
1,000
500
0
ARK Scorched Earth Sep 2016
PlayStation Dec 2016
Dark and Light Jul 2017
ARK Aberration Dec 2017
PixARK & ARK Park Mar 2018
ARK Extinction Nov 2018
ATLAS Dec 2018
Nintendo Switch Dec 2018
Outlaws of the Old West Mar 2019
Last Oasis Mar 2020
ARK Genesis Mar 2020
EPIC Games Jun 2020
ARK Genesis 2 Jun 2021
Google Stadia Sep 2021
West Hunt Jun 2022
Expedition Agartha Aug 2022
Survivor Mercs Sep 2023
Game Release
DLC Release
Platform Release
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023

Snail

History of Strong and Consistent Engagement

Platform: Steam
Metric: Average DAU


DAU peaked at 1.1M during Steam Free Week in June 2022
1.1M
Released the **fourth DLC** in the ARK franchise
Released the **fifth DLC** in the ARK franchise
162K
169K
193K
171K
285K
289K
220K
230K
258K
253K
214K
211K
240K
341K
323K
247K
263K
230K
223K
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023

Quality Revenue Mix Led by Digital Distribution

FY2022 Revenue Mix


Digital , 86%
Mobile, 13%
Retail and other, 1%
Distribution Channel
PC, 43%
Mobile, 13%
Console, 44%
Platform
United States, 94%
International, 6%
Geography

Lean and Efficient Operating Structure


$20.9M
5%
5%
7%
83%
$18.4M
5%
5%
1%
89%
$22.3M
2%
3%
13%
81%
2020 1, 2
2021 1
2022 2
G&A
R&D
Marketing
Other 3

Operating expense

20%

of annual revenue

(wtg. average over 3 years)

1. Excludes impairment of intangible assets of $1.3M in 2020 and $16.3M in 2021
2. Excludes litigation expense of $5.5M in 2020 and $4.2M in 2022
3. Other includes depreciation, amortization and gain/loss on disposal of fixed assets

Uniquely Positioned Among Peers

Snail operates in a unique space, high revenue per employee & low operating expense


High
Revenue per Employee
Low
Operating Expense, % of Rev.
High

Source: 2022 Financials, Company filings and Yahoo Finance, details in appendix

Our Potential in Valuation Growth

$39M
Enterprise Value

0.5x
Enterprise Value/ Revenue

31-company avg.

3.7x
Enterprise Value/ Revenue

FUTURE

$274M
Enterprise Value Potential

3.7x
Enterprise Value/ Revenue

Source: Lazard Interactive Media & Technologies Report, Mar 17, 2023, Snail Games FY22 financials, SNAL as of September 29, 2023

Key Investment Highlights

1

Genre-defining IP with proven success

ARK franchise acquired 88M installs across PC and Console platforms

2

Well-defined near-term growth drivers

Strong ARK pipeline with sequel, future DLCs, and animation

3

Unique IP to drive entertainment franchises

A unique IP that is well positioned to be adapted across entertainment

4

Top-line growth with lean operating structure

Differentiated financial position, with opportunity for enterprise value growth

COME JOIN US IN THIS
EXCITING JOURNEY

THANK YOU

Snail

Appendix



Internal Developed IP Highlights


DARK
LIGHT

Dark and Light
Jul 2017 Release
345K+ units sold


PIXARK

ARK Park
Mar 2018 Release
800K+ units sold


ATLAS

ATLAS
Dec 2018 Release
840K+ units sold


LAST
OASIS

Last Oasis
Mar 2020 Release
340K+ units sold

...many more within our game portfolio

(Cumulative data from release through December 2022)

Enterprise Value Multiples

Company		Enterprise Value	EV/ 2023E Rev[1]	Company		Enterprise Value	EV/ 2023E Rev[1]
Snail	$	39,263,851	0.5x	Roblox	$	25,753,000,000	7.6x
Activision		55,210,000,000	5.9x	Unity Software		12,233,000,000	5.8x
Electronic Arts		30,734,000,000	4.1x	Tencent		383,771,000,000	4.3x
Take-Two Interactive		21,465,000,000	3.6x	Sea Ltd.		55,880,000,000	4.1x
Ubisoft Entertainment		3,822,000,000	1.7x	NetEase		40,047,000,000	2.7x
CD Projekt		2,943,000,000	12.8x	Nintendo		31,049,000,000	2.6x
Keywords Studios		2,621,000,000	3.0x	NEXON		16,016,000,000	5.1x
Team17 Group		701,000,000	3.8x	Bandai Namco		11,860,000,000	1.6x
Frontier Developments		235,000,000	1.6x	Capcom		6,401,000,000	6.3x
Devolver Digital		183,000,000	0.9x	KONAMI		5,187,000,000	2.1x
Embracer Group		8,480,000,000	2.2x	NCsoft		4,694,000,000	2.4x
Paradox Interactive		2,386,000,000	10.7x	Square Enix		4,291,000,000	1.5x
Stillfront		1,290,000,000	1.8x	Sega Sammy		3,111,000,000	1.0x
Modern Times Group		422,000,000	0.8x	Krafton		3,008,000,000	2.2x
Remedy Entertainment		258,000,000	6.7x	Netmarble		3,002,000,000	1.4x
Enad Global 7		218,000,000	1.1x	Kakao Games		2,880,000,000	2.6x

Source: Lazard Interactive Media & Technologies Report, Mar 17, 2023, Snail Games FY22 financials, SNAL as of September 29, 2023
1. Snail EV Multiple based FY22 revenue

Financial Metrics

COMPANY	LTM REVENUE, $ AS OF DEC 2022	LTM OP. EXPENSE, $ AS OF DEC 2022	MOST RECENT EMPLOYEE COUNT	REVENUE PER EMPLOYEE, $	OPERATING EXP. AS % OF REVENUE
Capcom	772,604,866	153,559,420	3,206	240,987	20%
Electronic Arts	7,377,000,000	4,092,000,000	12,900	571,860	55%
Konami	2,368,524,351	554,543,795	4,894	483,965	23%
Square Enix	2,641,714,973	1,012,171,558	5,637	468,638	38%
Take-Two	4,833,704,000	2,927,212,000	7,799	619,785	61%
Snail	74,444,141	22,307,691	86	865,630	30%

Source: 2022 Financials, Company filings and Yahoo Finance

SNAIL INC.

A LOOK INTO THE FUTURE

DECEMBER 2023


ARK

Snail

Disclaimer

This presentation is made pursuant to Section 5(d) and/or Rule 163B of the Securities Act of 1933, as amended, and is intended solely for investors that are qualified institutional buyers or certain institutional accredited investors solely for the purposes of familiarizing such investors with Snail, Inc. (including any predecessor entities, the "Company") and determining whether such investors might have an interest in a securities offering contemplated by the Company. Any such offering of securities will only be made by means of a registration statement (including a prospectus) filed with the U.S. Securities and Exchange Commission, after such registration statement becomes effective. No such registration statement has been filed, or become effective, as of the date of this communication. This communication shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

This presentation has been prepared solely for informational purposes and is to be maintained in strict confidence. Neither the information contained in this presentation, nor any further information made available by the Company or any of its affiliates or employees, directors, representatives, officers, agents or advisors, in connection with this presentation will form the basis of or be construed as a contract or any other legal obligation.

This presentation contains forward-looking statements. All statements contained in this presentation other than statements of historical fact, including statements regarding the Company's possible or assumed future results of business, financial condition, results of operations, liquidity, plans and objectives , are forward-looking statements. The words "anticipate, "believe," "could," "expect," "should," "plan," "intend," "may," "predict," "continue," "estimate" and potential," or the negative of these terms of other similar expressions, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are based on the Company's management's beliefs and assumptions and on information currently available to the Company's management. Such statements are subject to risks and uncertainties, and actual results may differ materially from those expressed or implied in the forward-looking statements due to various factors. Forward-looking statements speak only as of the date they are made, and the Company does not undertake any obligation to update them in light of new information or future developments or to release publicly any revisions to these statements in order to reflect later events or circumstances or to reflect the occurrence of unanticipated events.

Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of any information. All trademarks, service marks and trade names appearing in this presentation are the property of their respective holders.

This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles in the United States ("GAAP"), which are used by management in making operating decisions, allocating financial resources and internal planning and forecasting and for business strategy purposes, have certain limitations and should not be construed as alternatives to financial measures determined in accordance with GAAP. The non-GAAP measures as defined by the Company may not be comparable to similar non-GAAP measures presented by other companies. The Company's presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that its future results will be unaffected by other unusual or non-recurring items. A reconciliation is provided elsewhere in this presentation for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP.

OUR MISSION

TO PROVIDE HIGH-QUALITY INTERACTIVE ENTERTAINMENT EXPERIENCES TO OUR GLOBAL AUDIENCES

Our Mission Through History

Build upon our expertise in online multiplayer games to become

THE LEADER IN SANDBOX SURVIVAL GAMES


AGE of WUSHU
TAICHI PANDA
Voyage Century
OUTLAWS OF THE OLD WEST
ATLAS
ARK
FEAR THE NIGHT
LAST OASIS
EXPEDITION AGARTHA
PIXARK
DARK LIGHT
2009
Massively Multiplayer Online
2015
Online Sandbox Survival
Today

Select highlights for illustration purposes

WE ARE A LEADING, GLOBAL INDEPENDENT DEVELOPER AND PUBLISHER OF INTERACTIVE DIGITAL ENTERTAINMENT

14+ Yrs. of Experience
in game development and publishing

Industry Veterans
leading the charge at Snail Games

Gamer Empathy
deep understanding of gamers and industry

Key Investment Highlights

1

Genre-defining IP with proven success

ARK franchise acquired 88M installs across PC and Console platforms

2

Well-defined near-term growth drivers

Strong ARK pipeline with sequel, future DLCs, and animation

3

Unique IP to drive entertainment franchises

A unique IP that is well positioned to be adapted across entertainment

4

Top-line growth with lean operating structure

Differentiated financial position, with opportunity for enterprise value growth

ARK, Flagship IP With Proven Success

88M
ARK Installs across platforms

3.4B
Total Playtime on Steam

1.1M
Peak DAU on Steam

5 DLC
Releases across platforms

58%
Paid DLC Conversion

ARK

Released in 2015

Open World — *Vast, open environment for endless adventures*

Self Directed — *Non-linear narrative as players learn and evolve over time*

Build — *Collect material to craft tools and structures*

Collab/ Battle — *Form teams and compete against creatures and players*

Survive — *Tame and breed creatures, defend against threats, and thrive*

Cumulative ARK data from June 2015 through September 2023. DLC conversion calculated as DLC units sold to Base Game units sold

A Look at Gamer Engagement Among Peers


Engagement level comparable to notable peers, consistent over time despite age of the game
Apr-2015
Apr-2016
Apr-2017
Apr-2018
Apr-2019
Apr-2020
Apr-2021
Apr-2022
Apr-2023

SteamDB, Online players since game release thru. September 2023

Games Market, A Growth Engine for ARK

Global gaming revenue expecting a 5% CAGR…


$197B
1%
19%
27%
53%
$226B
1%
18%
30%
52%
Browser PC
Downloaded/ Boxed PC
Console
Mobile
2022
2025

Newzoo Global Games Market Report, July 2022

…with players growing to 1.5B in 2025


Global Payers in 2025
1.5B
1.4B
Global Payers in 2022

Significant growth opportunity for Snail


88M
1.5B
ARK Installs
Global Game Payers

ARK Remake Extends Franchise Lifecycle

Successfully launched the remake of the orig. ARK on Steam and XB

Steam release 10/25/2023, XB release 11/21/2023


ARK
SURVIVAL ASCENDED

#1 Launch weekend seller on Steam

700K Units sold in 30 days on Steam

5.2x Avg. 30-day DAU ASA vs. ASE on Steam

THE NEXT MASTERPIECE

Executive Produced by and Starring Vin Diesel

Powered by next-gen Unreal Engine 5

Cross-Platform Multiplayer and Modding Support

ARK

Building on Success w/ New Installment & DLCs

58% Paid DLC Conversion

Annual DLC Releases to Fuel Franchise Growth


Game
DLC 1
DLC 2
DLC 3
DLC 4
DLC 5
Game
2015
2018
2021
Today
2024
2029
ARK SURVIVAL ASCENDED
Remake

Release dates subject to change

Our Expansion Path Beyond Gaming


Mobile F2P
eSports
Game
VIDEO GAME
VR Gaming
DLC Content
HBO
TV
prime video
Movie
UNIVERSAL

Select partners for illustration purposes

TRANSCEND ACROSS ENTERTAINMENT MEDIUMS
TO FUEL GROWTH OF ARK VIDEO GAMES

A Look Into the Future


Accelerated growth
Strategic Partnerships
Long-term
ARK Expansion
Medium-term
Near-term

Near-term

- Release ARK II and plan for ARK II DLCs
- Focus on geographic expansion to reach larger gamer base

Medium-term

- Identify and partner with companies with specific areas of expertise to expand the ARK Universe beyond gaming

Long-term

- Execute on M&A to broaden game portfolio offerings

Our Potential in Valuation Growth

$39M
Enterprise Value

0.5x
Enterprise Value/ Revenue

31-company avg.

3.7x
Enterprise Value/ Revenue

FUTURE

$274M
Enterprise Value Potential

3.7x
Enterprise Value/ Revenue

Source: Lazard Interactive Media & Technologies Report, Mar 17, 2023, Snail Games FY22 financials, SNAL as of September 29, 2023

COME JOIN US IN THIS EXCITING JOURNEY

THANK YOU

Snail

Appendix



Snail Games' Content Roadmap

Q4 FY23

ARK: Survival Ascended
Oct. 25, 2023
Powered by UE5, the remastered game features next-gen graphics and physics engine with cross-platform and modding support

West Hunt – Nintendo
Late Nov./Early Dec.
An online social deduction game set in the Old West originally on the PC

Bellwright
Early Dec.
An open-world medieval action strategy game developed by Donkey Crew on the PC

Q2 FY24

ARK Mobile
Jun. 2024
Relaunch of ARK: Mobile as a revamped product. It will be based on a graphically improved version of the Switch codebase

ARK DLC 6
Jun. 2024
A new canonical-story expansion pack

Q4 FY24

ARK II
Holiday 2024
ARK II will push the boundaries of the UE5 to create an immersive experience with a riveting story and gameplay mechanics



Hermes
Holiday 2024
Massive sandbox survival game to explore, build, and compete in a thrilling journey through the galaxy

Internal Developed IP Highlights


DARK
LIGHT

Dark and Light
Jul 2017 Release
345K+ units sold


PIXARK

ARK Park
Mar 2018 Release
800K+ units sold


ATLAS

ATLAS
Dec 2018 Release
840K+ units sold



Last Oasis
Mar 2020 Release
340K+ units sold

...many more within our game portfolio

(Cumulative data from release through December 2022)

Enterprise Value Multiples

Company		Enterprise Value	EV/ 2023E Rev[1]	Company		Enterprise Value	EV/ 2023E Rev[1]
Snail	$	39,263,851	0.5x	Roblox	$	25,753,000,000	7.6x
Activision		55,210,000,000	5.9x	Unity Software		12,233,000,000	5.8x
Electronic Arts		30,734,000,000	4.1x	Tencent		383,771,000,000	4.3x
Take-Two Interactive		21,465,000,000	3.6x	Sea Ltd.		55,880,000,000	4.1x
Ubisoft Entertainment		3,822,000,000	1.7x	NetEase		40,047,000,000	2.7x
CD Projekt		2,943,000,000	12.8x	Nintendo		31,049,000,000	2.6x
Keywords Studios		2,621,000,000	3.0x	NEXON		16,016,000,000	5.1x
Team17 Group		701,000,000	3.8x	Bandai Namco		11,860,000,000	1.6x
Frontier Developments		235,000,000	1.6x	Capcom		6,401,000,000	6.3x
Devolver Digital		183,000,000	0.9x	KONAMI		5,187,000,000	2.1x
Embracer Group		8,480,000,000	2.2x	NCsoft		4,694,000,000	2.4x
Paradox Interactive		2,386,000,000	10.7x	Square Enix		4,291,000,000	1.5x
Stillfront		1,290,000,000	1.8x	Sega Sammy		3,111,000,000	1.0x
Modern Times Group		422,000,000	0.8x	Krafton		3,008,000,000	2.2x
Remedy Entertainment		258,000,000	6.7x	Netmarble		3,002,000,000	1.4x
Enad Global 7		218,000,000	1.1x	Kakao Games		2,880,000,000	2.6x

Source: Lazard Interactive Media & Technologies Report, Mar 17, 2023, Snail Games FY22 financials, SNAL as of September 29, 2023
1. Snail EV Multiple based FY22 revenue

Financial Metrics

COMPANY	LTM REVENUE, $ AS OF DEC 2022	LTM OP. EXPENSE, $ AS OF DEC 2022	MOST RECENT EMPLOYEE COUNT	REVENUE PER EMPLOYEE, $	OPERATING EXP. AS % OF REVENUE
Capcom	772,604,866	153,559,420	3,206	240,987	20%
Electronic Arts	7,377,000,000	4,092,000,000	12,900	571,860	55%
Konami	2,368,524,351	554,543,795	4,894	483,965	23%
Square Enix	2,641,714,973	1,012,171,558	5,637	468,638	38%
Take-Two	4,833,704,000	2,927,212,000	7,799	619,785	61%
Snail	74,444,141	22,307,691	86	865,630	30%

Source: 2022 Financials, Company filings and Yahoo Finance